UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A
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TYCO INTERNATIONAL LTD.
(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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M18645-P87855 Meeting Information Meeting Type: Annual For holders as of: January 11, 2010 Date: March 10, 2010 Time: 3:00 p.m. Central European Time Location: You are receiving this communication because you hold shares in the above named company. This is not a ballot. You cannot use this notice to vote these shares. This communication presents only an overview of the more complete proxy materials that are available to you on the Internet. You may view the proxy materials online at www.proxyvote.com or easily request a paper copy (see reverse side). We encourage you to access and review all of the important information contained in the proxy materials before voting. See the reverse side of this notice to obtain proxy materials and voting instructions. TYCO INTERNATIONAL LTD. *** Exercise Your Right to Vote *** IMPORTANT NOTICE Regarding the Availability of Proxy Materials Park Hyatt Zürich Beethoven-Strasse 21 8002 Zürich, Switzerland TYCO INTERNATIONAL LTD. FREIER PLATZ 10 CH-8200 SCHAFFHAUSEN, SWITZERLAND

M18646-P87855 Proxy Materials Available to VIEW or RECEIVE: COMBINED DOCUMENT Before You Vote How to Access the Proxy Materials How To Vote Please Choose One of the Following Voting Methods Vote In Person: Many shareholder meetings have attendance requirements including, but not limited to, the possession of an attendance ticket issued by the entity holding the meeting. Please check the meeting materials for any special requirements for meeting attendance. At the Meeting you will need to request a ballot to vote these shares. Vote By Internet: To vote now by Internet, go to www.proxyvote.com. Have the 12 Digit Control Number available and follow the instructions. Vote By Mail: You can vote by mail by requesting a paper copy of the materials, which will include a proxy card. Requests, instructions and other inquiries sent to this e-mail address will NOT be forwarded to your investment advisor. Please make the request as instructed above on or before February 24, 2010 to facilitate timely delivery. How to View Online: Have the 12-Digit Control Number available (located on the following page) and visit: www.proxyvote.com. How to Request and Receive a PAPER or E-MAIL Copy: If you want to receive a paper or e-mail copy of these documents, you must request one. There is NO charge for requesting a copy. Please choose one of the following methods to make your request: 1) BY INTERNET: www.proxyvote.com 2) BY TELEPHONE: 1-800-579-1639 3) BY E-MAIL*: sendmaterial@proxyvote.com * If requesting materials by e-mail, please send a blank e-mail with the 12-Digit Control Number (located on the following page) in the subject line.

Voting Items 1. To approve the annual report, the parent company financial statements of Tyco International Ltd and the consolidated financial statements for the fiscal year ended September 25, 2009; 4. To elect auditors as follows: 2. To discharge the Board of Directors from liability for the financial year ended September 25, 2009; 01) Edward D. Breen 02) Michael E. Daniels 03) Timothy M. Donahue 04) Brian Duperreault 05) Bruce S. Gordon 06) Rajiv L. Gupta 3. Election of Directors Nominees: The Board of Directors recommends that you vote FOR the following: The Board of Directors recommends you vote FOR the following proposal(s): 07) John A. Krol 08) Brendan R. O'Neill 09) William S. Stavropoulos 10) Sandra S. Wijnberg 11) R. David Yost 4.b to ratify appointment of Deloitte & Touche LLP as independent registered public accounting firm for purposes of United States securities law reporting for the year ending September 24, 2010; 4.a to elect Deloitte AG (Zürich) as statutory auditors until our next annual general meeting; 4.c to elect PricewaterhouseCoopers AG (Zürich) as special auditors until our next annual general meeting; 5.a the allocation of fiscal year 2009 results; and 5. To approve the following: 5.b the payment of a dividend in the form of a capital reduction, such payment to be made in four quarterly installments at such times during the period through the next annual general meeting as shall be determined by the Board of Directors; 6. Approval of an Amendment to our Articles of Association to provide for plurality voting in the event that the number of candidates that are nominated for election exceeds the number of positions available. 7. To consider and act on such other business as may properly come before the meeting or any adjournment thereof. M18647-P87855

M18648-P87855